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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (Date of earliest event reported):
                                FEBRUARY 28, 1997




                                IPL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)



     MASSACHUSETTS                  0-10370                   04-2511897
(State or other jurisdiction   (Commission File              (IRS Employer
  of incorporation)                 Number)               Identification No.)




                 124 ACTON STREET, MAYNARD, MASSACHUSETTS 01754
              (Address of principal executive offices and zip code)


                                 (508) 461-1000
              (Registrant's telephone number, including area code)











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ITEM 5.   OTHER EVENTS.
          ------------

          On February 28, 1997, IPL Systems, Inc. ("IPL") signed an Agreement and Plan of Merger and Reorganization (the "Agreement") with ANDATACO, a California corporation. IPL hereby incorporates by reference the contents of the Agreement, filed as Exhibit 2.1 to this report.

          IPL subsequenty announced on March 3, 1997 that it had signed the Agreement. IPL hereby incorporates by reference the contents of its news release dated March 3, 1997, filed as Exhibit 99.1 to this report.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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          (c)  Exhibits

          2.1 Agreement and Plan of Merger and Reorganization dated as of February 28, 1997, by and among IPL, IPL Acquisition Corp., ANDATACO and W. David Sykes. Filed herewith.

          99.1 News Release dated March 3, 1997. Filed herewith.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 21, 1997                        IPL SYSTEMS, INC.


                                             By: /s/ Ronald J. Gellert
                                                 ------------------------------
                                                 Ronald J. Gellert
                                                 President




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                                  EXHIBIT INDEX

EXHIBIT
  NO.          DESCRIPTION
-------        ------------

  2.1 Agreement and Plan of Merger and Reorganization dated as of February 28, 1997, by and among IPL, IPL Acquisition Corp., ANDATACO and W. David Sykes. Filed herewith.

 99.1     News Release dated March 3, 1997.